Exhibit 10

EXECUTION VERSION

FOURTH AMENDMENT TO CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”) is entered into as of August 29, 2003, by and among DEAN FOODS COMPANY (formerly known as Suiza Foods Corporation), a Delaware corporation (the “Borrower”), those certain subsidiaries of the Borrower party to the Credit Agreement referred to below (the “Guarantors”), the lenders party to the Credit Agreement defined below (the “Lenders”) pursuant to the authorization (in the form attached hereto as Annex A, the “Authorization”), WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as Administrative Agent for the Lenders (the “Administrative Agent”) and BANK ONE, NA, as Syndication Agent for the Lenders (the “Syndication Agent”). Except as otherwise defined in this Fourth Amendment, terms defined in the Credit Agreement referred to below are used herein as defined therein.

RECITALS

     WHEREAS, the Borrower, the Guarantors, the Administrative Agent, the Syndication Agent, Fleet National Bank, Harris Trust and Savings Bank and SunTrust Bank, as Co-Documentation Agents and the Lenders are parties to that certain Credit Agreement dated as of July 31, 2001 (as amended by that certain First Amendment to Credit Agreement dated as of December 19, 2001, that certain Second Amendment to Credit Agreement dated as of April 30, 2002 and that certain Third Amendment to Credit Agreement dated as of December 13, 2002 and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”), which provides for the making of (A) revolving loans in a principal amount not to exceed $800,000,000, (B) a six-year term loan in an original principal amount of $900,000,000 (which outstanding principal amount has been reduced to $765,000,000 by scheduled amortization through the date hereof), (C) a seven-year term loan in an original principal amount of $1,000,000,000 (which original principal amount has been reduced to $990,000,000 by scheduled amortization through the date hereof), and (D) certain other financial accommodations to the Borrower;

     WHEREAS, the Borrower has requested that the Lenders consent to certain modifications to the Credit Agreement; and

     WHEREAS, the Converting Lenders (as defined below) have agreed to maintain in effect and amend the Credit Agreement on the terms and subject to the conditions set forth in this Fourth Amendment.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     Section 1. Conversion of Loans and Commitments.

     (A)  The parties hereby agree that upon the date of satisfaction of the conditions set forth in Section 5 of this Fourth Amendment (the “Conversion Date”), (1) the Revolving Commitments of each Lender which has delivered an executed Authorization (each such Lender, a “Converting Lender”) shall be converted into Revolving-1 Commitments, (2) the outstanding Revolving Loans of each Converting Lender shall be converted into Revolving-1 Loans, (3) the outstanding Tranche A Term Loans of each Converting Lender shall be converted into Tranche A-l Term Loans, and (4) the outstanding Tranche B Term Loans of each Converting Lender shall be converted into Tranche B-l Term Loans, in each case in the amounts and the percentages, as applicable, set forth in the Register for such Converting Lender. In the event that, immediately after giving effect to the payments, conversions and reallocations on the Conversion Date as contemplated by this Section 1(A), the outstanding principal amount of a Converting Lender’s Revolving-1 Loans, Tranche A-l Term Loan and Tranche B-l Term Loan will exceed the outstanding principal amount of such Lender’s Revolving Loans, Tranche A Term Loan and Tranche B Term Loan immediately prior to giving effect to such payments, conversions and reallocations, then such Converting Lender shall make an advance in an amount equal to such excess. Furthermore, the Administrative Agent shall make such reallocations of outstanding Loans of each Converting Lender as are necessary in order that the (x) Revolving-1 Loans of such Converting Lender reflect such Converting Lender’s Revolving-1 Commitment Percentage of all outstanding Revolving-1 Loans, (y) Tranche A-l Term Loans of such Converting Lender reflect such Converting Lender’s Tranche A-l Term Loan Commitment and (z) Tranche B-l Term Loans of such Converting Lender reflect such Converting Lender’s Tranche B-l Term Loan Commitment, in each case with respect to the foregoing clauses (x), (y), and (z), as set forth on the Register immediately after giving effect to the payments, conversions and reallocations contemplated in this Section 1(A).

     (B)  As of the Conversion Date, after giving effect to the payments, conversions and reallocations described in Section 1(A), (1) the aggregate Revolver-1 Commitments shall be $1,000,000,000, (2) the aggregate Tranche A-l Term Loan shall be $1,000,000,000, and (3) the aggregate Tranche B-l Term Loan shall be $750,000,000. The Revolving Commitments, outstanding Revolving Loans, outstanding Tranche A Term Loans and outstanding Tranche B Term Loans of all Lenders other than the Converting Lenders (the “Departing Lenders”) shall be repaid in full and terminated and each such Departing Lender shall cease to be a Lender under the Credit Agreement. In addition, on the Conversion Date (1) the existing Revolving Commitment will be entirely re-evidenced and replaced with the Revolving-1 Commitment, (2) the existing Tranche A Term Loans shall be entirely re-evidenced and replaced with the Tranche A-l Term Loans and (3) the Tranche B Term Loans shall be entirely re-evidenced and replaced with the Tranche B-l Term Loans. The Borrower hereby agrees that after the Conversion Date, neither the Administrative Agent, the Syndication Agent nor any Lender shall have any further obligations with respect to the Revolving Commitment, the Tranche A Term Loans or the Tranche B Term Loans.

     (C)  All outstanding promissory notes issued by the Borrower to any Lender shall be promptly returned to the Administrative Agent who shall forward such notes to the Borrower for cancellation. Upon the request of any Lender, the Borrower shall execute and deliver to such Lender new Revolving-1 Notes, Tranche A-l Term Notes or Tranche B-l Term Notes, as applicable, substantially in the form of the Revolving Notes, Tranche A Term Notes and Tranche B Term Notes.

     (D)  To the extent any conversion, reallocation or prepayment provided in this Section 1 is deemed to conflict with any of the provisions of Section 2.8(a) of the Credit Agreement (including without limitation, any provision concerning the allocation of prepayments or permitting the refusal of any prepayment) any such conflicting provisions are hereby waived for purposes of this Fourth Amendment.

     (E)  The events and transactions described and contemplated in this Section 1 are not intended to, and shall not, constitute a novation of the Credit Agreement or any of the indebtedness incurred in connection therewith, including without limitation, any Obligations.

     Section 2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 5 of this Fourth Amendment, the parties hereby agree that the Credit Agreement shall be amended as follows:

     (A)  Amendment to Certain References. Effective as of the Conversion Date (1) the Credit Agreement is amended by deleting all references to Schedule 2.1 (a) (other than the reference in the table of contents) and replacing such references with the words “the Register” and (2) the Credit Agreement and each applicable Loan Document is amended by deleting references to the terms listed under the column heading “Deleted References” in the following tables and replacing such references with the new terms listed under the column heading “New References” in the following tables.

Deleted Reference	New Reference

Revolving Commitment	Revolving - 1 Commitment
Revolving Commitment Percentage	Revolving - 1 Commitment Percentage
Revolving Commitment Termination Date	Revolving - 1 Commitment Termination Date
Revolving Committed Amount	Revolving - 1 Committed Amount
Revolving Loan	Revolving - 1 Loan
Revolving Note	Revolving - 1 Note
Revolving Notes	Revolving - 1 Notes

Deleted Reference	New Reference

Tranche A Term Loan	Tranche A-l Term Loan
Tranche A Term Loan Commitment	Tranche A-l Term Loan Commitment
Tranche A Term Loan Commitment Percentage	Tranche A-l Term Loan Commitment Percentage
Tranche A Term Loan Committed Amount	Tranche A-l Term Loan Committed Amount
Tranche A Term Loan Maturity Date	Tranche A-l Term Loan Maturity Date
Tranche A Term Note	Tranche A-l Term Note
Tranche A Term Notes	Tranche A-l Term Notes

Deleted Reference	New Reference

Tranche B Term Loan	Tranche B-l Term Loan
Tranche B Term Loan Commitment	Tranche B-l Term Loan Commitment
Tranche B Term Loan Commitment Percentage	Tranche B-l Term Loan Commitment Percentage
Tranche B Term Loan Committed Amount	Tranche B-l Term Loan Committed Amount
Tranche B Term Loan Maturity Date	Tranche B-l Term Loan Maturity Date
Tranche B Term Note	Tranche B-l Term Note
Tranche B Term Notes	Tranche B-l Term Notes

     (B)  Amendment to the Definition of “Applicable Percentage”: Section 1.1 of the Credit Agreement is amended effective as of the Conversion Date by deleting the definition of the term “Applicable Percentage” set forth therein in its entirety and replacing it with the following:

“Applicable Percentage” shall mean, for any day, the rate per annum set forth below opposite the applicable level (the “Level”) then in effect, it being understood that the Applicable Percentage for (a) Revolving-1 Loans and Tranche A-1 Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column “Alternate Base Rate Margin for Revolving-1 Loans and Tranche A-1 Term Loans”, (b) Revolving-1 Loans and Tranche A-1 Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column “LIBOR Rate Margin for Revolving-1 Loans, Tranche A-1 Term Loans and the Letter of Credit Fee”, (c) Tranche B-l Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column “Alternate Base Rate Margin for Tranche B-l Term Loans,” (d) Tranche B-l Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column “LIBOR Rate Margin for Tranche B-l Term Loans”, (e) the Letter of Credit Fee shall be the percentage set forth under the column “LIBOR Rate Margin for Revolving-1 Loans, Tranche A-1 Term Loans and Letter of Credit Fee” and (f) the Commitment Fee shall be the percentage set forth under the column “Commitment Fee”:

LIBOR
		Alternate	Rate
		Base Rate	Margin for
		Margin for	Revolving-
		Revolving-	1 Loans,	Alternate	LIBOR
		1 Loans	Tranche	Base Rate	Rate
		and	A-1 Term	Margin for	Margin for
		Tranche	Loans and	Tranche	Tranche
	Leverage	A-1 Term	Letter of	B-1 Term	B-1 Term	Commit-
Level	Ratio	Loans	Credit Fee	Loans	Loans	ment Fee

≥ 3.50 to
I	1.00	0.750%	2.000%	0.750%	2.000%	0.375%
< 3.50 to
II	1.00 but
≥ 3.00 to
	1.00	0.500%	1.750%	0.750%	2.000%	0.375%
< 3.00 to
III	1.00 but
≥ 2.50 to
	1.00	0.250%	1.500%	0.750%	2.000%	0.300%
< 2.50 to
IV	1.00	0.000%	1.250%	0.750%	2.000%	0.250%

The Applicable Percentage shall, in each case, be determined and adjusted quarterly on the date (each an “Interest Determination Date”) three (3) Business Days after the earlier of the date on which the Borrower provides or is required to provide to the Administrative Agent the annual or quarterly financial information and certifications in accordance with the provisions of Sections 5.1(a), 5.1(b) and 5.2(c). Such Applicable Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date. If the Borrower shall fail to provide the annual or quarterly financial information and certifications in accordance with the provisions of Sections 5.1(a), 5.1(b) and 5.2(c), the Applicable Percentage from such Interest Determination Date shall, on the date five (5) Business Days after the date by which the Borrower was so required to provide such financial information and certifications to the Administrative Agent and the Lenders, be based on Level I until such time as the date which is three (3) Business Days after the date such information and certifications are provided, whereupon the Level shall be determined by the then current Leverage Ratio.

     (C)  Amendment to Definition of “Credit Party Obligations”: Section 1.1 of the Credit Agreement is amended effective as of the Conversion Date by deleting clause (ii) in the definition of “Credit Party Obligations” and replacing it with “(ii) all liabilities and obligations, whenever arising, owing from the Borrower or any of its Restricted Subsidiaries under any Hedging Agreement (which such Hedging Agreement is permitted hereunder) with any Person that is a Lender (or an Affiliate of any such Lender) hereunder at the time such Hedging Agreement is executed or becomes a Lender (or an Affiliate of a Person that becomes a Lender) at any time after such Hedging Agreement was executed (all such obligations with respect to any such Hedging Agreement, “Hedging Obligations”).”

     (D)  Amendment to Definition of “Note” or “Notes”: Section 1.1 of the Credit Agreement is amended effective as of the Conversion Date by adding the following sentence to the definition of the term “Note” or “Notes”:

From and after the Fourth Amendment Effective Date, some or all of the Loans may not be evidenced by Notes, and consequently, with respect to any Lender that has made Loans not evidenced by Notes, any reference to a Revolving-1 Note, Tranche A-l Term Note, Tranche B-l Term Note, or Note, shall, as applicable, be deemed to be a reference to the related Credit Party Obligations that would be represented by such a Revolving-1 Note, Tranche A-l Term Note, Tranche B-l Term Note or Note had such Lender elected to have its Loans represented by Notes.

     (E)  Amendment to Definition of “Permitted Liens”: Section 1.1 of the Credit Agreement is amended effective as of the Conversion Date by deleting clause (i) of paragraph (b) in the definition of the term “Permitted Liens” and replacing it with “(i) to the extent such Liens secure Hedging Obligations,”.

     (F)  Amendment to Definition of “Permitted Receivables Financing”: Section 1.1 of the Credit Agreement is amended effective as of the Conversion Date by deleting reference to “$400,000,000” in the definition of the term “Permitted Receivables Financing” and replacing it with “$500,000,000”.

     (G)  New Definitions: Section 1.1 of the Credit Agreement is amended effective as of the Conversion Date by adding the following definitions thereto in the appropriate alphabetical order:

“Existing Tranche A Term Loan” shall have the meaning set forth in Section 2.4 hereof.

“Existing Tranche B Term Loan” shall have the meaning set forth in Section 2.5 hereof.

“Fourth Amendment” shall mean that certain Fourth Amendment to Credit Agreement among the Borrower, the Administrative Agent and the Lenders dated as of August 29, 2003.

“Fourth Amendment Effective Date” shall mean the date upon which all of the conditions precedent set forth in the Fourth Amendment shall have been satisfied.

“Hedging Obligation” shall have the meaning set forth in the definition of Credit Party Obligations.

“Original Tranche A Term Loan” shall have the meaning set forth in Section 2.4 hereof.

“Original Tranche B Term Loan” shall have the meaning set forth in Section 2.5 hereof.

     (H)  Amendment to Section 2.1. Section 2.1 of the Credit Agreement is amended effective as of the Conversion Date by deleting the second sentence thereof in its entirety and replacing it with the following:

On the Funding Date the Lenders committed to make revolving loans in an aggregate amount equal to EIGHT HUNDRED MILLION DOLLARS ($800,000,000). After giving effect to the conversion and reallocation of loans and commitments pursuant to Section 1 of the Fourth Amendment, the aggregate amount available under this Section 2.1 shall be equal to ONE BILLION DOLLARS ($1,000,000,000), (as such aggregate maximum amount may be reduced from time to time as provided in Section 2.7, the “Revolving-1 Committed Amount”).

     (I)  Amendment to Sections 2.1(d), 2.2(d), 2.4(c), and 2.5(c): From and after the Fourth Amendment Effective Date, any Lender may elect not to have its Loans evidenced by

Notes, and accordingly, Sections 2.1(d), 2.2(d), 2.4(c) and 2.5(c) shall be amended, effective as of the Conversion Date, by deleting in each such section “shall be evidenced by a duly executed promissory note” and substituting thereof “may, at the election of such Lender, be evidenced by a duly executed promissory note”.

     (J)  Amendments to Section 2.4. Section 2.4 of the Credit Agreement is amended effective as of the Conversion Date by:

(1) deleting the first sentence of subsection (a) in its entirety and replacing it with the following:

On the Funding Date the Lenders made available to the Borrower a term loan in Dollars in an aggregate principal amount of NINE HUNDRED MILLION DOLLARS ($900,000,000) (the “Original Tranche A Term Loan”). After giving effect to scheduled amortization from the Funding Date to the Fourth Amendment Effective Date, the Original Tranche A Term Loan has been reduced to SEVEN HUNDRED SIXTY FIVE MILLION DOLLARS ($765,000,000) as of the Fourth Amendment Effective Date (the “Existing Tranche A Term Loans”). After giving effect to the conversion and reallocation of Existing Tranche A Term Loans and advancing of additional Tranche A-1 Term Loans described in Section 1 of the Fourth Amendment and evidenced in the Register, the outstanding amount of all term loans made under this Section 2.4(a) shall be equal to ONE BILLION DOLLARS ($1,000,000,000), (the “Tranche A-1 Term Loan Committed Amount”): and

(2) deleting subsection (b) in its entirety and replacing it with the following:

(b) Repayment of Tranche A-1 Term Loan. The principal amount of the Tranche A-1 Term Loan shall be repaid, unless accelerated sooner pursuant to Section 7.2, in accordance with the following schedule:

Principal Amortization	Tranche A-1 Term Loan
Payment Date	Principal Amortization Payment

September 30, 2003	$37,500,000
December 31, 2003	$37,500,000
March 31, 2004	$37,500,000
June 30, 2004	$37,500,000
September 30, 2004	$37,500,000
December 31, 2004	$37,500,000
March 31, 2005	$43,750,000

Principal Amortization	Tranche A-1 Term Loan
Payment Date	Principal Amortization Payment

June 30, 2005	$43,750,000
September 30, 2005	$43,750,000
December 31, 2005	$43,750,000
March 31, 2006	$50,000,000
June 30, 2006	$50,000,000
September 30, 2006	$50,000,000
December 31, 2006	$50,000,000
March 31, 2007	$62,500,000
June 30, 2007	$62,500,000
Tranche A-1 Term Loan Maturity Date	$275,000,000

     (K)  Amendments to Section 2.5. Section 2.5 of the Credit Agreement is amended effective as of the Conversion Date by:

(1) deleting the first sentence of subsection (a) in its entirety and replacing it with the following:

On the Funding Date, the Lenders made available to the Borrower a term loan in Dollars in an aggregate principal amount of ONE BILLION DOLLARS ($1,000,000,000) (the “Original Tranche B Term Loan”). After giving effect to scheduled amortization from the Funding Date to the Fourth Amendment Effective Date, the Original Tranche B Term Loan has been reduced to NINE HUNDRED NINETY MILLION DOLLARS ($990,000,000) (the “Existing Tranche B Term Loan”). After giving effect to the repayment, conversion and reallocation of the Existing Tranche B Term Loan set forth in Section 1 of the Fourth Amendment, the outstanding amount of all term loans made under this Section 2.5(a) shall be equal to SEVEN HUNDRED FIFTY MILLION DOLLARS ($750,000,000) (the “Tranche B-l Term Loan Committed Amount”); and

(2) deleting subsection (b) in its entirety and replacing it with the following:

          (b)  Repayment of Tranche B-l Term Loan. The principal amount of the Tranche B-l Term Loan shall be repaid, unless accelerated sooner pursuant to Section 7.2, in accordance with the following schedule:

Principal Amortization	Tranche B-1 Term Loan
Payment Date	Principal Amortization Payment

September 30, 2003	$1,875,000
December 31, 2003	$1,875,000
March 31, 2004	$1,875,000
June 30, 2004	$1,875,000
September 30, 2004	$1,875,000
December 31, 2004	$1,875,000
March 31, 2005	$1,875,000
June 30, 2005	$1,875,000
September 30, 2005	$1,875,000
December 31, 2005	$1,875,000
March 31, 2006	$1,875,000
June 30, 2006	$1,875,000
September 30, 2006	$1,875,000
December 31, 2006	$1,875,000
March 31, 2007	$1,875,000
June 30, 2007	$1,875,000
September 30, 2007	$1,875,000
December 31, 2007	$1,875,000
March 31, 2008	$358,125,000
Tranche B-l Term Loan Maturity Date	$358,125,000

     (L)  Amendment to Section 2.8(a) of the Credit Agreement: Section 2.8(a) of the Credit Agreement, “Optional Prepayments” is amended effective as of the Conversion Date by deleting such section in its entirety and replacing it with the following:

(a) Optional Prepayments. The Borrower shall have the right to prepay Loans in whole or in part from time to time; provided, however, that (i) each partial prepayment of Loans (other than Swingline Loans) shall be in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof and (ii) each prepayment of Swingline Loans shall be in a minimum principal amount of $100,000 and integral multiples of $100,000 in excess thereof. The Borrower shall give irrevocable written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) of any such voluntary prepayment to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable) not later than 1:30 P.M. (Charlotte, North Carolina time) on the Business Day prior to the date of the requested prepayment in the case of Alternate Base Rate Loans, and on the third Business Day prior to the date of the requested prepayment in the case of LIBOR Rate Loans. Amounts prepaid under this Section 2.8(a) shall be applied first pro rata to the Tranche A-1 Term Loan (ratably to the remaining principal installments thereof) and the Tranche B-l Term Loan (ratably to the remaining principal installments thereof) (provided, however, promptly upon notification thereof, one or more holders of the Tranche B-l Term Loan may decline to accept such payment to the extent there are sufficient amounts under the Tranche A-1 Term Loan outstanding to be paid with such prepayment, in which case, such declined payments shall be allocated pro rata among the Tranche A-1 Term Loan and the Tranche B-l Term Loan held by Lenders accepting such payments) and then (after the Tranche A-1 Term Loan and Tranche B-l Term Loan have been paid in full) to the Revolving-1 Loans. Subject to the foregoing terms, amounts prepaid under this Section 2.8(a) shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.8(a) shall be without premium or penalty except that (i) any prepayments of the Tranche B-l Term Loan made during the period commencing on the Fourth Amendment Effective Date and ending on May 29, 2004 will require payment of a premium of 0.50% of the principal amount being prepaid on such date and (ii) all prepayments shall be subject to Section 2.18. Interest on the principal amount prepaid shall be payable on the date of such prepayment. Amounts prepaid on the Swingline Loans and the Revolving-1 Loans may be reborrowed in accordance with the terms hereof. Amounts prepaid on the Tranche A-1 Term Loan and the Tranche B-l Term Loan may not be reborrowed.

     (M)  Amendment to Section 2.8(b). Section 2.8(b) of the Credit Agreement, “Mandatory Prepayments” is amended effective as of the Conversion Date by:

(1) deleting clause (iii) thereof and replacing it with:

“(iii) [Reserved]”;

(2) deleting clause (v) thereof and replacing it with:

“(v) [Reserved]”; and

(3) adding the following sentence at the end of clause (vi):

Any prepayments of the Tranche B-l Term Loan made during the period commencing on the Fourth Amendment Effective Date and ending on May 29, 2004 pursuant to Section 2.8(b)(ii) will require payment of a premium of 0.50% of the principal amount being prepaid on such date.

     (N)  Amendment to Section 2.13(b). Section 2.13(b) of the Credit Agreement, “Allocations of Payments After Event of Default” is amended effective as of the second Business Day after the Conversion Date by adding the words “and any Hedging Obligations (including any termination payments and any accrued and unpaid interest thereon) (pro rata in accordance with all such amounts due)” at the end of the parenthetical in paragraph FIFTH thereof.

     (O)  Amendment to Section 5.9. Section 5.9 of the Credit Agreement, “Financial Covenants” is amended effective as of the Conversion Date by deleting Section 5.9 in its entirety and replacing it with the following:

     Section 5.9 Financial Covenants.

The Borrower shall, and shall cause each of its Restricted Subsidiaries to, comply with the following financial covenants:

(a) Leverage Ratio. The Leverage Ratio, as of the last day of each fiscal quarter of the Borrower and its Restricted Subsidiaries, shall be less than or equal to 3.75 to 1.00.

(b) Interest Coverage Ratio. The Interest Coverage Ratio, as of the last day of each fiscal quarter of the Borrower and its Restricted Subsidiaries, shall be greater than or equal to 3.00 to 1.0.

(c) Minimum Consolidated Net Worth. The Consolidated Net Worth shall at all times be equal to or greater than $1,750,000,000, increased on a cumulative basis as of the end of each fiscal quarter of the Borrower and its Restricted Subsidiaries, commencing with the fiscal quarter ending September 30, 2003, by an amount equal to 50% of the Consolidated Net Income (with no deduction for net losses) for the fiscal quarter then ended plus 50% of the amount by which the “total stockholders equity” of the Borrower is increased as a result of any public or private offering of ownership interests of the Borrower after the Fourth Amendment Effective Date (other than increases to the extent such increases result from Equity Issuances to, or capital contributions from, any Affiliate of the Borrower or Equity Issuances pursuant to an employee or director stock option or incentive plan or other employee benefit plan or from Equity Issuances in connection with the acquisition of assets or Capital Stock). Promptly upon consummation of each such public or private offering, the Borrower shall notify the Administrative Agent in writing of the amount of such increase in total stockholders equity.

     (P)  Amendment to Section 10.1. Section 10.1 of the Credit Agreement, “The Guaranty” shall be amended effective as of the Conversion Date by deleting the words “Hedging Agreements with any Lender” and replacing them with “Hedging Obligations”.

     Section 3. Agreements Regarding Hedging Agreements. Notwithstanding anything in any Credit Document to the contrary, the parties hereto agree that: (A) no repayment or prepayment shall affect any of the Borrower’s obligations under any Hedging Agreement, (B) the disposition of any Hedging Agreement shall not be prohibited, (C) Hedging Agreements shall not constitute any portion of the Collateral, and (D) Hedging Obligations may only be terminated and/or accelerated by the applicable counterparty with respect to such Hedging Obligations solely in accordance with the terms of the applicable Hedging Agreement.

     Section 4. Representations and Warranties. Each of the Credit Parties represents and warrants as follows:

     (A)  It has taken all necessary action to authorize the execution, delivery and performance of this Fourth Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

     (B)  This Fourth Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (1) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     (C)  No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Fourth Amendment, other than filings required to comply with applicable securities laws.

     (D)  After giving effect to this Fourth Amendment, the representations and warranties set forth in the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

     (E)  No Default or Event of Default has occurred and is continuing as of the date hereof.

     Section 5. Conditions Precedent. This Fourth Amendment shall become effective on the date hereof upon satisfaction (or waiver) of each of the following conditions precedent:

     (A)  This Fourth Amendment. The Administrative Agent shall have received (1) a duly executed counterpart of this Fourth Amendment from the Administrative Agent and each Credit Party and (2) an Authorization from each Converting Lender.

     (B)  Repayment. The Borrower shall have repaid in full the outstanding Loans (together with all applicable accrued and unpaid fees and interest) of each Departing Lender.

     (C)  Opinion of Counsel. The Administrative Agent shall have received a legal opinion of counsel to the Borrower and its Subsidiaries, addressed to the Lenders and the

Administrative Agent and dated as of the date hereof which shall be in form and substance to the Administrative Agent, as to the due authorization, execution, delivery and enforceability of this Fourth Amendment and such other matters as reasonably requested by the Administrative Agent.

     (D)  Receipt of Fees. The Administrative Agent, on behalf of itself and each Converting Lender, shall have received from the Borrower the fees set forth in the fee letter dated July 28, 2003 executed by the Borrower, the Agents and the Arrangers.

     (E)  Costs, Expenses and Fees. The Borrower shall have paid any and all out-of-pocket costs (to the extent invoiced) incurred by the Agents or the Arrangers (including the reasonable fees and expenses of each Agent’s legal counsel and other advisors and professionals engaged by the Agents or the Arrangers in connection with this Fourth Amendment) and fees and other amounts payable to either Agent in connection with the arrangement, negotiation, execution and delivery of this Fourth Amendment.

     (F)  Other Documents. The Administrative Agent shall have received any other documents, certificates or instruments reasonably requested thereby in connection with the execution of this Fourth Amendment.

     Section 6. Acknowledgement of Guarantors and Reaffirmation of Security Documents.

     (A)  By their execution hereof, each of the Guarantors listed on the signature pages to this Fourth Amendment hereby expressly (1) consents to the modifications and amendments set forth in this Fourth Amendment, (2) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Credit Documents to which it is a party and (3) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Credit Documents to which it is a party remain in full force and effect.

     (B)  Each Credit Party hereby confirms that each of the Security Documents to which it is a party shall continue to be in full force and effect and is hereby ratified and reaffirmed in all respects as if fully restated as of the date hereof by this Fourth Amendment. In furtherance of the reaffirmations set forth in this Section 6(B) each Credit Party hereby grants and assigns a security interest in all Collateral (including, without limitation, any real property or other Collateral) identified in any Security Document as collateral security for the Credit Party Obligations.

     Section 7. Miscellaneous.

     (A)  Limited Amendment. Except as expressly provided herein, the Credit Agreement shall remain unmodified and in full force and effect. This Fourth Amendment shall not be deemed (1) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Credit Document or (2) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Credit Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time. References in the Credit Agreement (including references to such Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof) and in any Credit Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

     (B)  Confidentiality. Notwithstanding any provision of any Credit Document to the contrary, each party hereto may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as such terms are used in Sections 6011, 6111 and 6112 of the Internal Revenue Code and the Treasury Regulations promulgated thereunder) of the transactions contemplated by this Fourth Amendment or any other Credit Document, and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure. For this purpose, tax treatment and tax structure shall not include (i) the identity of any existing or future party to the transactions contemplated by this Fourth Amendment or any other Credit Document, (ii) the existence or status of any negotiations or (iii) any pricing information or any other term or detail not related to the tax structure or tax aspects of the transactions contemplated by this Fourth Amendment or any other Credit Document.

     (C)  Counterparts. This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Fourth Amendment by signing any such counterpart.

     (D)  Further Assurances. Upon the request of the Administrative Agent and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request to effectuate the provisions and purposes of this Fourth Amendment.

     (E)  Fax Transmission. A facsimile, telecopy or other reproduction of this Fourth Amendment may be executed by one or more parties hereto, and an executed copy of this Fourth Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Fourth Amendment as well as any facsimile, telecopy or other reproduction hereof.

     (F)  Governing Law. This Fourth Amendment shall be governed by, and construed in accordance with, the law of the State of North Carolina without regard to the conflicts of law or choice of law provisions thereof.

[Signature Pages Follow]

     IN WITNESS WHEREOF, each of the parties hereto have caused this Fourth Amendment to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written.

BORROWER:	DEAN FOODS COMPANY,
a Delaware corporation

	By:	/s/ Cory M. Olson

	Name:	Cory M. Olson
	Title:	Senior Vice President

GUARANTORS:	DEAN MANAGEMENT CORPORATION,
a Delaware corporation (formerly known as Suiza
Management Corporation, by change of name only)
SUIZA DAIRY GROUP HOLDINGS, INC.,
a Nevada corporation
PREFERRED HOLDINGS, INC.,
a Delaware corporation (formerly known as Suiza Preferred
Holdings, Inc., by change of name only)
THOMPSON BEVERAGE ACQUISITION
CORPORATION,
a Delaware corporation
SFG CAPITAL CORPORATION,
A Delaware corporation
MORNINGSTAR FOODS HOLDINGS, INC.,
a Delaware corporation (formerly known as Suiza U.S.
Holding Company, by change of name only)
MORNINGSTAR FOODS INC.,
a Delaware corporation
DEAN PUERTO RICO HOLDINGS, LLC,
a Delaware limited liability company (formerly known as
Suiza Dairy Corporation by change of name only)

By:	/s/ Cory Olson
Name:	Cory Olson
Title:	Authorized Agent

[signature pages continue]

[Fourth Amendment-Dean Foods]

SUIZA DAIRY GROUP GP, LLC,
a Delaware limited liability company
DAIRY GROUP AVIATION, LLC,
a Delaware limited liability company (formerly known as
Suiza Dairy Group Aviation, LLC, by change of name only)
COUNTRY FRESH, LLC,
a Michigan limited liability company
LONDON’S FARM DAIRY, LLC,
a Delaware limited liability company
DEAN NORTHEAST, LLC,
a Delaware limited liability company (formerly known as
Suiza GTL, LLC, by change of name only)
NEW ENGLAND DAIRIES, LLC,
a Delaware limited liability company
TUSCAN/ LEHIGH MANAGEMENT, L.L.C.,
a Delaware limited liability company
DEAN SOUTHEAST, LLC,
a Delaware limited liability company (formerly known as
Suiza Southeast, LLC, by change of name only)
BROUGHTON FOODS, LLC,
a Delaware limited liability company
DAIRY FRESH, LLC,
a Delaware limited liability company
LAND-O-SUN DAIRIES, LLC,
a Delaware limited liability company
LOUIS TRAUTH DAIRY, LLC,
a Delaware limited liability company
SCHENKEL’S ALL-STAR DAIRY, LLC,
a Delaware limited liability company
SCHENKEL’S ALL-STAR DELIVERY, LLC,
a Delaware limited liability company
DEAN SOUTHWEST, LLC,
a Delaware limited liability company (formerly known as
Suiza Southwest, LLC, by change of name only)
COUNTRY DELITE FARMS, LLC,
a Delaware limited liability company
MODEL DAIRY, LLC,
a Delaware limited liability company
ROBINSON DAIRY, LLC,
a Delaware limited liability company

By:	/s/ Cory M. Olson

Name:

Title:

[signature pages continue]

[Fourth Amendment-Dean Foods]

SFG MANAGEMENT LIMITED LIABILITY
COMPANY,
a Delaware limited liability company
SOUTHERN FOODS HOLDINGS,
a Delaware statutory trust (formerly known as Southern
Foods Holding Company, LLC)
SULPHUR SPRINGS CULTURED SPECIALTIES,
LLC,
a Delaware limited liability company
SHENANDOAH’S PRIDE, LLC,
a Delaware limited liability company
DEAN DAIRY SERVICES, LLC,
a Delaware limited liability company (formerly
known as Suiza Dairy Services, LLC by change of name only)
RYAN FOODS COMPANY, LLC,
a Delaware limited liability company
(formerly Ryan Foods Company)
DEAN DIP AND DRESSING COMPANY, LLC,
a Delaware limited liability company
(formerly Dean Dip and Dressing Company)

By:	-s- Cory M. Olson

Name:	Cory M. Olson
Title:	Authorized Signature

SUIZA DAIRY GROUP, INC.,
a Delaware corporation (formerly known as Suiza Dairy
Group, L.P.)

By:	-s- Cory M. Olson

Name:	Cory M. Olson
Title:	Authorized Agent

[signature pages continue]

[Fourth Amendment-Dean Foods]

SOUTHERN FOODS SERVICES, L.P.,
a Delaware limited partnership

By: SFG MANAGEMENT
LIMITED LIABILITY COMPANY,
a Delaware limited liability company

By:	-s- Cory M. Olson

Name:

Title:

SOUTHERN FOODS GROUP, L.P.,
a Delaware limited partnership

By: SFG MANAGEMENT
LIMITED LIABILITY COMPANY,
a Delaware limited liability company

By:	-s- Cory M. Olson

Name:

Title:

TUSCAN/ LEHIGH DAIRIES, INC,
a Delaware corporation (formerly known as Tuscan/Lehigh Dairies, L.P.)

By:	-s- Cory M. Olson

Name:

Title:

DEAN HOLDING COMPANY,
a Delaware corporation (formerly known as Blackhawk Acquisition Corp., successor by merger to Dean Foods Company, a Delaware corporation)

By:	-s- Cory M. Olson

Name:

Title:

[signature pages continue]

[Fourth Amendment-Dean Foods]

ALTA-DENA CERTIFIED DAIRY, INC., a Delaware corporation
ALTA-DENA HOLDINGS, INC., a California corporation
31 LOGISTICS, INC., a Delaware corporation
BARBER MILK, INC., a Delaware corporation (formerly known as Barber Dairies, Inc., by change of name only)

By:	-s- Cory M. Olson

Name:

Title:

BERKELEY FARMS, INC., a California corporation
CREAMLAND DAIRIES, INC., a New Mexico corporation
DEAN DAIRY PRODUCTS COMPANY, a Pennsylvania corporation
DEAN FOODS BUSINESS SERVICES COMPANY, a Delaware corporation
DEAN FOODS COMPANY OF CALIFORNIA, INC., a Delaware corporation
DEAN FOODS COMPANY OF INDIANA, INC., a Delaware corporation
MIDWEST ICE CREAM COMPANY, a Delaware corporation (formerly known as Dean Foods Ice Cream Company, by change of name only)
DEAN FOODS NORTH CENTRAL, INC., a Delaware corporation
DEAN FOODS REGIONAL BUSINESS SERVICES, INC., a Delaware corporation
DEAN MILK COMPANY, INC., a Kentucky corporation
DEAN MILK PROCUREMENT COMPANY, a Delaware corporation
DEAN PICKLE AND SPECIALTY PRODUCTS COMPANY, a Wisconsin corporation
DEAN SPECIALTY FOODS COMPANY, a Delaware corporation

[signature pages continue]

[Fourth Amendment-Dean Foods]

DEAN TRANSPORTATION, INC., an Ohio corporation
DIPS LIMITED PARTNER II, a Delaware statutory trust (formerly known as DTMC, Inc.)
ELGIN BLENDERS, INCORPORATED, an Illinois corporation
GANDY’S DAIRIES, INC., a Texas corporation
LIBERTY DAIRY COMPANY, a Michigan corporation
MCARTHUR DAIRY, INC., a Florida corporation
MAYFIELD DAIRY FARMS, INC., a Delaware corporation
MEADOW BROOK DAIRY COMPANY, a Pennsylvania corporation

By:	-s- Cory M. Olson

Name:	Cory M. Olson

Title:	Authorized Agent

THE MEADOWS DISTRIBUTING COMPANY, an Illinois corporation
PURITY DAIRIES, INCORPORATED, a Delaware corporation
RDPC, INC., a Delaware corporation
REITER AKRON, INC., an Ohio corporation (formerly known as Reiter Dairy, Inc.)
T.G. LEE FOODS, INC., a Florida corporation
VERIFINE DAIRY PRODUCTS CORPORATION OF SHEBOYGAN, INC., a Wisconsin corporation
WENGERT’S DAIRY, INC., a Delaware corporation
RYAN FOODS NORTH CENTRAL, LLC., a Delaware limited liability company (formerly known as Ryan Foods North Central, Inc.)
MAPLEHURST FARMS, LLC, an Indiana limited liability company

[signature pages continue]

[Fourth Amendment-Dean Foods]

DEAN SPECIALTY FOODS GROUP, LLC, a Delaware limited liability company
DEAN DAIRY HOLDINGS, LLC, a Delaware limited liability company
DEAN MIDWEST, LLC, a Delaware limited liability company
DEAN SOUTHEAST II, LLC, a Delaware limited liability company
DEAN SOUTHWEST II, LLC, a Delaware limited liability company
DEAN SOCAL, LLC, a Delaware limited liability company (formerly known as Suiza SoCal, LLC by change of name only)
DEAN DAIRY SPECIALTIES, LLC, a Delaware limited liability company
ICE CREAM PRODUCTS, LLC, a Delaware limited liability company

By:	-s- Cory M. Olson

Name:

Title:

MORNINGSTAR SERVICES INC., a Delaware corporation

By:	-s- Cory M. Olson

Name:

Title:

NEPTUNE DELAWARE CORPORATION, a Delaware corporation

By:	-s- Cory M. Olson

Name:

Title:

[signature pages continue]

[Fourth Amendment-Dean Foods]

DEAN SPECIALTY INTELLECTUAL PROPERTY SERVICES, L.P., a Delaware limited partnership

By: DIPS GP II, INC., its general partner

By:	-s- Cory M. Olson

Name:	Cory M. Olson
Title:	Authorized Agent

DEAN INTELLECTUAL PROPERTY SERVICES II, L.P., a Delaware limited partnership

By: DIPS GP II, INC., its general partner

By:	-s- Cory M. Olson

Name:	Cory M. Olson
Title:	Authorized Agent

DIPS GP II, INC., a Delaware corporation

By:	-s- Cory M. Olson

Name:	Cory M. Olson
Title:	Authorized Agent

DIPS LIMITED PARTNER, a Delaware entity (formerly known as Dips LP, Inc.)

By:	-s- Cory M. Olson

Name:	Cory M. Olson
Title:	Authorized Agent

[signature pages continue]

[Fourth Amendment-Dean Foods]

DIPS GP, INC., a Delaware corporation

By:	-s- Cory M. Olson

Name:

Title:

DEAN INTELLECTUAL PROPERTY SERVICES, L.P., a Delaware limited partnership

By: DIPS GP, INC., its general partner

By:	-s- Cory M. Olson

Name:

Title:

WHITE WAVE, INC., a Colorado corporation

By:	-s- Cory M. Olson

Name:

Title:

BARBER ICE CREAM, LLC, a Delaware limited liability company
DEAN ILLINOIS DAIRIES, LLC, a Delaware limited liability company
DEAN NORTHEAST II, LLC, a Delaware limited liability company
FAIRMONT DAIRY, LLC, a Delaware limited liability company

By:	-s- Cory M. Olson

Name:

Title:

[signature pages continue]

[Fourth Amendment-Dean Foods]

DEAN MIDWEST II, LLC, a Delaware limited liability company
PET O’FALLON, LLC, a Delaware limited liability company

By:	-s- Cory M. Olson

Name:

Title:

REITER SPRINGFIELD, LLC, a Delaware limited liability company

By:	-s- Cory M. Olson

Name:

Title:

DEMCO XXIV L.L.C., a Michigan limited liability company

By:	-s- Cory M. Olson

Name:

Title:

MELODY FARMS, L.L.C., a Delaware, limited liability company

By:	-s- Cory M. Olson

Name:

Title:

TERRACE DAIRY, LLC, a Delaware limited liability company

By:	-s- Cory M. Olson

Name:

Title:

[signature pages continue]

[Fourth Amendment-Dean Foods]

AGENTS AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent and individually in its capacity as a Lender, on behalf of itself and the other Lenders (other than the Syndication Agent) pursuant to the Authorization

	By:	-s- John Gregory

	Name:	John Gregory
	Title:	VP

[signature pages continue]

[Fourth Amendment-Dean Foods]

LENDERS:	BANK ONE, NA, in its capacity as Syndication Agent and individually in its capacity as a Lender

	By:	-s- T. Heldring

	Name:	T. Heldring
	Title:	MO

[Fourth Amendment-Dean Foods]

ANNEX I

Form of Lender Authorization

AUTHORIZATION

August 29, 2003

Wachovia Bank, National Association,
as Administrative Agent
Attn: Syndication Agency Services
NC-0760
301 South College Street
Charlotte, NC 28288-0760

Re:	Fourth Amendment dated as of August 29, 2003 (the “Fourth Amendment”) to that certain Credit Agreement dated as of July 31, 2001 (as amended by that certain First Amendment to Credit Agreement dated as of December 19, 2001, that certain Second Amendment to Credit Agreement dated as of April 30, 2002 and that certain Third Amendment to Credit Agreement dated as of December 13, 2002 and as further amended, restated, modified or supplemented from time to time) by and among Dean Foods Company (formerly known as Suiza Foods Corporation), as borrower (the “Borrower”), certain subsidiaries of the Borrower party thereto, as guarantors, the banks and financial institutions party thereto, as lenders, Fleet National Bank, Harris Trust and Savings Bank and SunTrust Bank, as co-documentation agents, Bank One, NA, as syndication agent and Wachovia Bank, National Association (formerly known as First Union National Bank), as administrative agent (the “Administrative Agent”).

       This letter acknowledges our receipt and review of the Fourth Amendment in the form posted on the Dean Foods Intralinks Workspace. By executing this letter, we hereby authorize the Administrative Agent to execute and deliver the Fourth Amendment on our behalf.

[Insert name of applicable financial institution]

By:

Name:

Title: